UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 6, 2006 (October 31, 2006)
CORE LABORATORIES N.V.
(Exact name of registrant as specified in its charter)
001-14273
(Commission File Number)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Herengracht 424
1017 BZ Amsterdam
The Netherlands	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (31-20) 420-3191
Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX TO FORM 8-K
Purchase Agreement
Indenture
Registration Rights Agreement
Note Hedge Confirmation
Derivatives Inc. and Core Laboratories N.V. Warrant Confirmation

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     On October 31, 2006, Core Laboratories LP (“Core LP”), a wholly owned subsidiary of Core Laboratories N.V. (“Core NV”), and Core NV entered into a purchase agreement (the “Purchase Agreement”) under which Core LP agreed to sell $250 million principal amount of its 0.25% Senior Exchangeable Notes Due 2011 (the “Notes”) to Lehman Brothers Inc. and Banc of America Securities LLC, as representatives of the initial purchasers named therein (the “Initial Purchasers”). The Purchase Agreement gives the Initial Purchasers an option to purchase up to an additional $50 million of Notes. The net proceeds from the offering, after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by Core NV, are expected to be approximately $244.5 million. The Notes are fully and unconditionally guaranteed by Core NV. A copy of the Purchase Agreement is attached hereto as Exhibit 4.1, is incorporated herein by reference, and is hereby filed; the description of the Purchase Agreement in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.
     The closing of the sale of the Notes occurred on November 6, 2006. The Notes and Core NV’s Common Shares, EUR 0.04 par value per share (the “Common Shares”), issuable in certain circumstances upon exchange of the Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). Core LP sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Core LP relied on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement.
     The Notes are governed by an indenture, dated as of November 6, 2006 (the “Indenture”), among Core LP, Core NV, and Wells Fargo Bank, National Association, as trustee (the “Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.2, is incorporated herein by reference, and is hereby filed; the description of the Indenture in this report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.
     The Notes will be exchangeable into cash and, if applicable, Core NV’s Common Shares based on an initial exchange rate of 10.5533 Core NV’s Common Shares per $1,000 principal amount of Notes (which is equal to an initial exchange price of approximately $94.76 per share) subject to adjustment, during the 30 calendar days ending at the close of business on the business day immediately preceding the maturity date and prior thereto only under the following circumstances: (1) during any calendar quarter (and only during such calendar quarter), if the closing price of Core NV’s Common Shares for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the then applicable exchange price per share; (2) during the five business day period after any 20 consecutive trading day period in which the trading price per Note for each day of the 20 trading day period was less than 95% of the product of the closing sale price of Core NV’s Common Shares and the then applicable exchange rate of the Note; and (3) upon the occurrence of specified corporate transactions set forth in the Indenture. Upon exchange, a holder will receive an amount in cash based on a daily exchange value, calculated on a proportionate basis for each day of the 20 trading day reference period. If the exchange value exceeds the principal amount of the Note on the exchange date, Core NV will also deliver Common Shares for the exchange value in excess of $1,000.
     The Notes will bear interest at a rate of 0.25% per year payable semiannually in arrears in cash on April 30 and October 31 of each year, beginning on April 30, 2007. The Notes will mature on October 31, 2011.
     The holders of the Notes who exchange their Notes in connection with a change in control, as defined in the Indenture, may be entitled to a make-whole premium in the form of an increase in the exchange rate. Additionally, in the event of a change in control, the holders of the Notes may require Core LP to purchase all or a portion of their Notes at a purchase price equal to 100% of the principal amount of Notes, plus accrued and unpaid interest, if any.
     The Notes will rank equal in right of payment to all of Core LP’s other existing and future unsecured and senior unsubordinated indebtedness. The Notes will rank senior in right of payment to all of Core LP’s existing and future senior subordinated and subordinated indebtedness. Core NV’s guarantee of the Notes will be unsecured and will rank equal in right of payment to all of Core NV’s unsecured and unsubordinated indebtedness from time to time outstanding.
     In connection with the sale of the Notes, Core NV and Core LP entered into a registration rights agreement, dated as of November 6, 2006, with the Initial Purchasers (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Core LP and Core NV have agreed to (i) use their reasonable best efforts to file a shelf registration statement with respect to the resale of the Notes and Core NV’s Common Shares issuable upon exchange of the Notes within 90 days after the closing of the offering of the Notes and (ii) use their reasonable best efforts to cause to become effective within 180 days after the closing of the offering of the Notes, a shelf registration statement with respect to the resale of the Notes and Core NV’s Common Shares issuable upon exchange of the Notes. Core LP and Core NV will use their reasonable best efforts to keep the shelf registration statement effective until the earlier of earliest of (i) the date on which the Notes and the Common Shares issuable upon their exchange may be sold by persons that are not affiliated with Core LP or Core NV pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the Securities and Exchange Commission under the Securities Act; (ii) the date as of which all the Notes or the Common Shares issuable upon their exchange have been sold under Rule 144 under the Securities Act (or any similar provision then in force); (iii) the date as of which all the Notes and the Common Shares issuable upon their exchange have been sold pursuant to the shelf registration statement or (iv) all Notes and Common Shares issuable upon exchange of the Notes cease to be outstanding. Core LP and Core NV will be required to pay liquidated damages, subject to some limitations, to the holders of the Notes if the Core LP and Core NV fail to comply with their obligations to register the Notes and Core NV’s Common Shares issuable upon exchange of the Notes. A copy of the Registration Rights Agreement is attached hereto as Exhibit 4.3, is incorporated herein by reference, and is hereby filed; the description of the Registration Rights Agreement in this report is a summary and is qualified in its entirety by the terms of the Registration Rights Agreement.
     In connection with the sale of the Notes, Core LP entered into exchangeable note hedge transactions with respect to Core NV’s Common Shares (the “Purchased Call Options”) with an affiliate of Lehman Brothers Inc. (the “Dealer”). The Purchased Call Options will cover, subject to customary anti-dilution adjustments, the net shares of Core NV’s Common Shares that would be deliverable to exchanging noteholders in the event of an exchange of the Notes. Core LP paid an aggregate amount of approximately $71.875 million of the proceeds from the sale of the Notes for the Purchased Call Options.
     A copy of the Note Hedge Confirmation is attached hereto as Exhibit 4.4, is incorporated herein by reference, and is hereby filed; the description of the Note Hedge Confirmation in this report is a summary and is qualified in its entirety by the terms of the Note Hedge Confirmation.
     Core NV also entered into separate warrant transactions whereby Core NV has sold to the Dealer warrants to acquire, subject to customary anti-dilution adjustments, approximately 2,638,325 million of Core NV’s Common Shares (the “Sold Warrants”) at a strike price of $127.5575 per share of Core NV’s Common Shares. On exercise of the warrants, Core NV has the option to deliver cash or Core NV’s Common Shares equal to the difference between the then market price and strike price. All of the Sold Warrants will be exercisable and will expire on January 25, 2012. Core NV received aggregate proceeds of approximately $48.15 million from the sale of the Sold Warrants. A copy of the Warrant Confirmation is attached hereto as Exhibit 4.4, is incorporated herein by reference, and is hereby filed; the description of the Note Hedge Confirmation in this report is a summary and is qualified in its entirety by the terms of the Note Hedge Confirmation.
     The Purchased Call Options and Sold Warrants are separate contracts entered into by each of Core LP and Core NV with the Dealer, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. The Purchased Call Options are expected to offset the potential dilution upon exchange of the Notes in the event that the market value per share of Core NV’s Common Shares at the time of exercise is greater than the strike price of the Purchased Call Options, which corresponds to the initial exchange price of the Notes and is simultaneously subject to certain customary adjustments.
     If the market value per share of Core NV’s Common Shares at the time of exchange of the Notes is above the strike price of the Purchased Call Options, the Purchased Call Options entitle Core NV to receive from the Dealer net shares of Core NV’s Common Shares (and cash for any fractional share cash amount), based on the excess of the then current market price of Core NV’s Common Shares over the strike price of the Purchased Call Options. Additionally, if the market price of Core NV’s Common Shares at the time of exercise of the Sold Warrants exceeds the strike price of the Sold Warrants, Core NV will owe the Dealer net shares of Core NV’s Common Shares or cash, not offset by the Purchased Call Options, in an amount based on the excess of the then current market price of Core NV’s Common Shares over the strike price of the Sold Warrants.

     These transactions will effectively increase the exchange price of the Notes to $127.56 per share of Core NV’s Common Shares, from the perspective of Core NV, representing a 75% premium based on the last reported bid price of $72.89 per share on October 31, 2006.
     The Sold Warrants and the underlying Common Shares issuable upon exercise of the Sold Warrants have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
     In connection with these transactions, Core NV and its affiliates paid approximately $98 million to purchase approximately 1.3 million of Core NV’s Common Shares. Certain proceeds from the Notes offering were used to repay amounts outstanding under Core NV’s revolving credit facility, the terms of which were also amended to reduce commitments from $125 million to $100 million.
Section 2 — Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On November 6, 2006, Core LP issued $250 million aggregate principal amount of Notes. This obligation will be recorded as long-term debt on the Core NV consolidated balance sheet. Core LP offered and sold the Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers then sold the Notes to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act.
     Additional terms and conditions are contained in Item 1.01 and are incorporated herein by reference.
Section 3 — Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities.
     See Item 1.01.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

EXHIBIT NO.	ITEM
4.1	Purchase Agreement, dated October 31, 2006, among Core Laboratories LP, Core Laboratories N.V. and Lehman Brothers Inc. and Banc of America Securities LLC, as representatives of the initial purchasers named therein.

4.2	Indenture related to the Senior Exchangeable Notes Due 2011, dated as of November 6, 2006, among Core Laboratories LP, Core Laboratories N.V., and Wells Fargo Bank, National Association, as trustee.

4.3	Registration Rights Agreement, dated as of November 6, 2006, among Core Laboratories LP, Core Laboratories N.V., and Lehman Brothers Inc. and Banc of America Securities LLC, as representatives of the initial purchasers named therein.

4.4	Note Hedge Confirmation, dated October 31, 2006, Lehman Brothers OTC Derivatives Inc. and Core Laboratories N.V.

4.5	Warrant Confirmation, dated October 31, 2006, between Lehman Brothers OTC Derivatives Inc. and Core Laboratories N.V.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories N.V.
Dated: November 6, 2006	By	/s/ Richard L. Bergmark
Richard L. Bergmark
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
CORE LABORATORIES N.V.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM
4.1	Purchase Agreement, dated October 31, 2006, among Core Laboratories LP, Core Laboratories N.V. and Lehman Brothers Inc. and Banc of America Securities LLC, as representatives of the initial purchasers named therein.

4.2	Indenture related to the Senior Exchangeable Notes Due 2011, dated as of November 6, 2006, among Core Laboratories LP, Core Laboratories N.V., and Wells Fargo Bank, National Association, as trustee.

4.3	Registration Rights Agreement, dated as of November 6, 2006, among Core Laboratories LP, Core Laboratories N.V., and Lehman Brothers Inc. and Banc of America Securities LLC, as representatives of the initial purchasers named therein.

4.4	Note Hedge Confirmation, dated October 31, 2006, Lehman Brothers OTC Derivatives Inc. and Core Laboratories N.V.

4.5	Warrant Confirmation, dated October 31, 2006, between Lehman Brothers OTC Derivatives Inc. and Core Laboratories N.V.